Third Quarter 2024 Earnings Supplemental November 7, 2024

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2023, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

Company Overview*

An internally-managed commercial real estate finance company operating as a REIT, focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties.

Conservatively managed balance sheet with a granular investment portfolio and a well-balanced funding profile.

INVESTMENT PORTFOLIO

$2.5 billion**
Total Loan Portfolio Commitments Across 62 loan Investments

100% Loans
99% Senior Loans
97% Floating Rate

63.9%
Weighted Average LTV at Origination***

$37.9 million
Average UPB

$259 million allowance for credit losses, or 10.5% of portfolio commitments, of which 77%, or $200 million, is allocated to specific CECL reserves.

CAPITALIZATION

$2.2 billion
Total Financing Capacity with $1.6 billion Outstanding

~56%
Non-Mark-to-Market Borrowings

2.2x
Total Debt-to-Equity Leverage***

$113 million
Unrestricted Cash Balance;
$54 million in unlevered REO*** assets

$2.2bn financing capacity; $1.6bn outstanding including $0.8bn across four facilities and $0.8bn in non-recourse and non-mark-to-market borrowings from two CRE CLOs. No remaining corporate debt maturities.

SUMMARY RESULTS

$(0.69)
Q3'24 GAAP Net† (Loss) per basic share

$(0.75)
Q3'24 Distributable (Loss)†† per basic share

6.3%
Annualized Dividend Yield(1)
$0.05
Common Dividend per Share

$(0.04)
Q3'24 Distributable (Loss)†† per basic share Excl. loan write-offs and recoveries

$9.25
Book Value per Common Share at September 30, 2024

* All information pertaining to this supplemental presentation is as of September 30, 2024, unless otherwise noted.
** Includes maximum loan commitments. Outstanding loan principal balance of $2.3 billion.
*** See definition in the appendix.
† Represents Net (Loss) Income Attributable to Common Stockholders; see definition in the appendix.
†† See definition and reconciliation to GAAP Net (Loss) Income in the appendix.

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FINANCIAL SUMMARY ▪ GAAP Net (Loss)* of $(34.6) million, or $(0.69) per basic share, inclusive of a $(27.9) million, or $(0.55) per basic share, provision for credit losses. ▪ Distributable (Loss)** of $(38.0) million, or $(0.75) per basic share, inclusive of loan write-offs of $(44.6) million, or $(0.88) per basic share and recoveries of $8.8 million, or $0.17 per basic share. Distributable (Loss)** excluding write- offs and recoveries of $(2.2) million, or $(0.04) per basic share. ▪ Common stock quarterly dividend per share of $0.05; Series A preferred dividend per share of $0.4375. ▪ Book value per common share of $9.25, inclusive of $(5.18) per common share of total CECL reserve. PORTFOLIO ACTIVITY ▪ Funded $9.8 million on existing loan commitments and upsizes. ▪ Realized $284.7 million of total UPB in loan repayments, paydowns, amortization, and resolutions. o Resolved a $33.3 million loan secured by a multifamily property located in Chicago, IL, realizing a loss of approximately $(3.3) million. o Resolved a $51.0 million loan secured by a mixed-use multifamily, event space and office property located in Pittsburgh, PA through a loan modification. The resulting $19.0 million mezzanine note was deemed uncollectible and written-off. o Resolved a $37.1 million loan secured by a mixed-use office and retail property located in Los Angeles, CA, realizing a loss of approximately $(22.3) million. PORTFOLIO OVERVIEW ▪ Loan portfolio of $2.5 billion in total commitments across 62 loan investments with a weighted average stabilized LTV at origination of 63.9%† and a stated and realized loan portfolio yield† of 9.1% and 7.0%, respectively. Loan portfolio is over 97% floating rate and comprised of over 99% senior loans. ▪ Total CECL reserve of $259 million, or 10.5% of total loan portfolio commitments. ▪ Weighted average loan portfolio risk rating of 3.1. ▪ Held two unlevered REO†† properties with an aggregate carrying value of $53.6 million. Q3 2024 Summary Results 4 * Represents Net (Loss) Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP Net (Loss) Income in the appendix. † See definition in the appendix. Includes nonaccrual loans. †† See definition in the appendix.

CAPITALIZATION & LIQUIDITY ▪ Repurchased 0.7 million shares of its common stock at an average price of $2.73 per share for a total of $2.0 million, resulting in book value accretion of approximately $0.10 per share. ▪ During the quarter, Granite Point’s Board of Directors has authorized the Company to repurchase up to an additional 3 million shares of its common stock, which increased the number of shares available for repurchase to 5.9 million, including the shares remaining under the prior authorization. ▪ Ended Q3 with $113 million in unrestricted cash and total leverage ratio† of 2.2x with no corporate debt maturities remaining. SUBSEQUENT EVENTS ▪ In October, the Company resolved a $32.9 million loan secured by an office property located in Fort Lee, NJ. As of September 30, 2024, the loan had a risk-rating of “5” and was on nonaccrual status. As a result of this transaction, the Company expects to realize a write-off of approximately $(16.6) million, which had been reserved for through a previously recorded allowance for credit losses. ▪ Over the next few months, the Company anticipates resolving five additional nonaccrual loans totaling over $250 million in principal balance. ▪ So far in Q4’24, the Company funded about $4 million on existing loan commitments and realized a $32.9 million loan resolution, as referenced above. ▪ As of November 5, 2024, carried approximately $94 million in unrestricted cash. Q3 2024 Summary Results (cont’d) 5† See definition in the appendix.

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Net Interest Income $7.7 (Provision) for Credit Losses $(27.9) Revenue / (Expenses) from REO* Operations, net $(1.0) Operating Expenses $(9.7) Dividends on Preferred Stock $(3.6) GAAP Net (Loss)* $(34.6) Net (Loss) Per Basic Share** $(0.69) Net (Loss) Per Diluted Share** $(0.69) Common Dividend Per Share $0.05 Series A Preferred Dividend Per Share $0.4375 Basic Wtd. Avg. Common Shares 50,526,492 Diluted Wtd. Avg. Common Shares 50,526,492 Q3 2024 Financial Summary 6* See definition in the appendix. Due to rounding, figures may not result in the totals presented. ** See definition and reconciliation to GAAP Net (Loss) Income in the appendix. *** Due to rounding, figures may not result in the totals presented. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) (UNAUDITED) Cash $113.5 Restricted Cash $11.2 Loans Held-for-Investment, net $2,083.6 Real Estate Owned, net(2) $53.6 Repurchase Facilities $705.6 Securitized (CLO) Debt $816.1 Secured Credit Facility $85.2 Preferred Equity $205.7 Common Equity $462.0 Total Stockholders’ Equity*** $667.8 Common Shares Outstanding 49,957,557 Book Value Per Common Share $9.25

$9.84 $9.25 $(0.07) $(0.55) $(0.07) $(0.05) $0.10 $0.05 $7.00 $8.00 $9.00 $10.00 $11.00 6/30/2024 Pre-Provision Net (Loss) (Provision for) Credit Losses Series A Preferred Dividend Declaration Common Stock Dividend Declaration Share Repurchase Equity Compensation 9/30/2024 Key Drivers of Q3 2024 Earnings and Book Value Per Share • GAAP Net (Loss)* of $(34.6) million, or $(0.69) per basic share, inclusive of a $(27.9) million, or $(0.55) per basic share, provision for credit losses. • Distributable (Loss)** of $(38.0) million, or $(0.75) per basic share, inclusive of loan write-offs of $(44.6) million, or $(0.88) per basic share and recoveries of $8.8 million, or $0.17 per basic. Distributable (Loss)** excluding write-offs and recoveries of $(2.2) million, or $(0.04) per basic share. • Q3 2024 book value per common share of $9.25, inclusive of $(5.18) per common share total CECL reserve. 7 BO O K VA LU E WA L K P E R S H A R E * Represents Net (Loss) Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP Net (Loss) Income in the appendix.

5.1% 34.5% 28.6% 10.2% 21.6% 1 2 3 4 5 Loan Portfolio Credit Overview 8 GENERAL AND SPECIFIC CECL RESERVE BY QTR.* CECL RESERVE AS % OF COMMITMENTS BY QTR. STABILIZED LTV at Origination** RISK RATINGS * $ in millions. Due to rounding, figures may not result in the totals presented. ** See definition in the appendix. Weighted average portfolio risk rating of 3.1 $45.7 $57.4 $71.9 $58.8 $91.4 $155.3 $195.0 $200.3 $137.1 $212.7 $266.9 $259.0 12/31/2023 3/31/2024 6/30/2024 9/30/2024 General Specific 4.7% 7.5% 9.7% 10.5% 12/31/2023 3/31/2024 6/30/2024 9/30/2024 24.9% 31.0% 16.9% 23.0% 4.2% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80%

Office, 45.0% Multifamily, 29.8% Retail, 10.4% Hotel, 6.2% Industrial, 5.5% Other, 3.1% Loan Portfolio Overview 9 PROPERTY TYPE(3) REGION(3) * See definition in the appendix. ** See definition in the appendix. Includes nonaccrual loans. KEY LOAN PORTFOLIO STATISTICS Outstanding Principal Balance $2.3 billion Total Loan Commitments $2.5 billion Number of Investments 62 Average UPB ~$37.9 mil Realized Loan Portfolio Yield** 7.0% Weighted Average Stabilized LTV at Origination* 63.9% Weighted Average Fully- Extended Remaining Term(4) 1.4 years Well-diversified and granular portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 63.9%*. Northeast, 23.9% Southeast, 23.4% Southwest, 22.3% Midwest, 16.1% West, 14.3%

Overview of Risk-Rated "5" Loans

- As of September 30, 2024, the Company held nine loans that were risk-rated "5" with an aggregate principal balance of $508.5 million. The Company is actively pursuing resolution options with respect to these loans, which may include a foreclosure, a deed-in-lieu, a loan restructuring, a sale of the loan, or a sale of the collateral property. Risk-rated "5" loans have specific CECL reserves of approximately 39% of UPB.

✓ Recently resolved

	Fort Lee, NJ Office[6]	New York, NY Mixed-Use[5]	Minneapolis, MN Office[7]	Baton Rouge, LA Mixed-Use[8]	Chicago, IL Office[8]
Loan Structure	Senior fixed-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate
Origination Date	March 2016	December 2018	August 2019	December 2015	July 2019
Collateral Property	216,867 sq. ft. office	152,574 sq. ft. office/retail	409,000 sq. ft. office	504,482 sq. ft. retail/office	346,545 sq. ft. office/retail
Total Commitment	$33 million	$94 million	$93 million	$82 million	$80 million
Current UPB	$33 million	$94 million	$93 million	$81 million	$80 million
Cash Coupon*	5.1%	S + 3.8%	S + 2.8%	S + 4.2%	S + 3.7%

	Minneapolis, MN Hotel[6]	Minneapolis, MN Hotel[9]	Boston, MA Office[5]	Denver, CO Office[10]
Loan Structure	Senior fixed-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate
Origination Date	September 2021	December 2018	January 2019	February 2022
Collateral Property	281 key full-service hotel	154 key full-service hotel	80,000 sq. ft. office	194,575 sq. ft. office
Total Commitment	$54 million	$29 million	$26 million	$23 million
Current UPB	$53 million	$29 million	$26 million	$20 million
Cash Coupon*	S + 5.0%	S + 3.9%	S + 3.4%	S + 3.9%

* See definition in the appendix.

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$1,723 $1,404 $1,195 $1,095 2021 2022 2023 YTD 2024 Office Loan Portfolio Overview 11 • Since 2021, reduced the office exposure by over $625 million, or over 35%, primarily through repayments and paydowns, and proactive loan resolutions. • Granular office portfolio across 20 MSAs and 17 States. • 59% CBD locations, 41% suburban locations. • 37% Top 5 markets, 63% secondary markets. • Average principal balance $35.3 million. • Weighted average stabilized LTV at origination* of 65.2%. • 5-rated office exposure in Boston, Chicago, Minneapolis, New York and Denver. • No office exposure in Washington DC, San Francisco Bay Area, Portland or Seattle. * Includes mixed-use properties. ** As of Q3 2024. OFFICE PORTFOLIO BY REGION(3) REDUCTION IN OFFICE EXPOSURE* ($ IN MILLIONS) ** Northeast, 30.8% Southeast, 28.3% West, 19.8% Midwest, 13.0% Southwest, 8.1%

FINANCING SUMMARY ($ IN MILLIONS) Total Capacity Outstanding Balance(11) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities $1,253 $706 S + 3.36% 64.6% Secured Credit Facility $100 $85 S + 6.50% 58.0% CLO-3 (GPMT 2021-FL3) $398 S + 1.89% 75.6% CLO-4 (GPMT 2021-FL4) $419 S + 1.98% 77.0% Total Borrowings $1,608 Stockholders’ Equity $668 CLOs Repurchase Facilities Other Non-MTM Funding Mix and Capitalization Highlights 12* See definition in the appendix. FUNDING MIX(12) WELL-BALANCED CAPITAL STRUCTURE WITH MODERATE LEVERAGE LEVERAGE* 1.0x 2.2x 0.0x 1.0x 2.0x 3.0x 9/30/2024 Recourse Leverage Total Leverage ~56% Non–MTM*

Endnotes

Endnotes 14 1) Dividend yield is based on annualized Q3 2024 dividend of $0.05 and a closing price of $3.17 on September 30, 2024. 2) As of September 30, 2024, real estate owned, net included $10.8 million in other assets and liabilities related to leases. 3) Mixed-use properties represented based on allocated loan amounts. Percentages are based off of carrying value. 4) Max remaining term assumes all extension options are exercised and excludes five loans that have passed their maturity date and are not eligible for extension, if applicable. 5) Loan was placed on nonaccrual status as of March 2024. 6) Loan was place on nonaccrual status as of September 2024. 7) Loan was placed on nonaccrual status as of September 2022. 8) Loan was placed on nonaccrual status as of December 2023. 9) Loan was placed on nonaccrual status as of March 2023. 10) Loan was placed on nonaccrual status as of June 2024. 11) Outstanding principal balance, excludes deferred debt issuance costs. 12) Other non-MTM includes non-mark-to-market repurchase facility and secured credit facility.

Appendix

Summary of Investment Portfolio 16 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV at Origination* Stabilized LTV at Origination* Senior Loans* $2,445.2 $2,335.7 $2,070.5 S + 3.77% S + 4.06% 3.1 67.1% 64.1% Subordinated Loans $13.3 $13.3 $13.1 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average** $2,458.5 $2,349.1 $2,083.6 S + 3.77% S + 4.06% 3.2 67.0% 63.9% * See definition in this appendix. ** Due to rounding, figures may not result in the totals presented.

Investment Portfolio

($ IN MILLIONS)	Type*	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon*	All-in Yield at Origination*	Original Term (Years)*	State	Property Type	Initial LTV at Origination*	Stabilized LTV at Origination*
Asset 1	Senior	12/19	$111.1	$109.2	$109.0	S + 2.80%	S + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 2	Senior	12/18	93.7	93.7	93.5	S + 3.75%	S + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 3	Senior	08/19	93.1	93.1	93.2	S + 2.80%	S + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 4	Senior	10/19	87.4	87.4	87.1	S + 2.60%	S + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 5	Senior	12/15	81.8	80.9	80.9	S + 4.15%	S + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 6	Senior	07/19	79.7	79.7	79.5	S + 3.74%	S + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 7	Senior	06/19	78.8	78.4	78.0	S + 3.29%	S + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 8	Senior	12/18	78.0	62.1	62.4	S + 3.40%	S + 3.44%	3.0	TX	Office	68.5%	66.7%
Asset 9	Senior	10/22	77.3	77.3	77.3	S + 4.50%	S + 4.61%	2.0	CA	Retail	47.7%	36.6%
Asset 10	Senior	12/16	70.5	70.5	70.5	S + 5.15%	S + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 11	Senior	12/19	69.2	64.7	64.6	S + 3.50%	S + 3.28%	3.0	NY	Office	68.8%	59.3%
Asset 12	Senior	12/23	61.8	53.9	53.9	S + 5.50%	S + 5.65%	2.0	CA	Office	80.0%	79.2%
Asset 13	Senior	05/22	55.4	48.9	48.8	S + 3.29%	S + 3.70%	3.0	TX	Multifamily	59.3%	62.9%
Asset 14	Senior	09/21	53.6	53.2	53.1	S + 5.00%	S + 5.12%	3.0	MN	Hotel	68.4%	57.8%
Asset 15	Senior	06/21	52.8	47.6	47.5	S + 4.38%	S + 4.75%	3.0	GA	Office	68.0%	69.4%
Assets 16-62	Various	Various	$1,314.3	$1,248.5	$1,241.1	S + 3.80%	S + 4.07%	3.3	Various	Various	68.5%	64.1%
Allowance for Credit Losses					$(256.8)							
Total/Weighted Average**			**$2,458.5**	**$2,349.1**	**$2,083.6**	**S + 3.77%**	**S + 4.06%**	**3.2**			**67.0%**	**63.9%**

* See definition in this appendix.
** Due to rounding, figures may not result in the totals presented.

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Average Balances and Yields/Cost of Funds 18 Quarter Ended September 30, 2024 ($ IN THOUSANDS) Average Balance* Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans $2,449,251 $42,758 7.0% Subordinated loans 13,330 273 8.2% Total loan interest income/net asset yield $2,462,581 $43,031 7.0% Other - Interest on cash and cash equivalents $1,266 Total interest income $44,297 Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans $1,687,347 $36,341 8.6% Subordinated loans 11,358 298 10.5% Total interest expense/cost of funds $1,698,705 $36,639 8.6% Net interest income/spread $7,658 (1.6)% * Average balance represents average amortized cost on loans held-for-investment.

Condensed Consolidated Balance Sheets 19 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) September 30, 2024 December 31, 2023 ASSETS (unaudited) Loans held-for-investment $ 2,340,332 $ 2,718,486 Allowance for credit losses (256,770) (134,661) Loans held-for-investment, net 2,083,562 2,583,825 Cash and cash equivalents 113,461 188,370 Restricted cash 11,243 10,846 Real estate owned, net 42,736 16,939 Accrued interest receivable 9,168 12,380 Other assets 41,214 34,572 Total Assets $ 2,301,384 $ 2,846,932 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 705,590 $ 875,442 Securitized debt obligations 816,103 991,698 Secured credit facility 85,192 84,000 Dividends payable 6,296 14,136 Other liabilities 20,291 22,633 Total Liabilities 1,633,472 1,987,909 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $0.01 per share; 11,500,000 shares authorized and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 49,957,557 and 50,577,841 shares issued and outstanding, respectively 500 506 Additional paid-in capital 1,199,432 1,198,048 Cumulative earnings (100,720) 67,495 Cumulative distributions to stockholders (431,507) (407,233) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 667,787 858,898 Non-controlling interests 125 125 Total Equity 667,912 859,023 Total Liabilities and Stockholders’ Equity $ 2,301,384 $ 2,846,932

Condensed Consolidated Statements of Comprehensive (Loss) Income 20 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) (unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Interest income: Loans held-for-investment $ 43,031 $ 63,848 $ 141,878 $ 195,356 Cash and cash equivalents 1,266 2,839 4,953 6,876 Total interest income 44,297 66,687 146,831 202,232 Interest expense: Repurchase facilities 17,365 21,986 57,424 64,630 Secured credit facility 2,753 3,178 8,156 9,182 Securitized debt obligations 16,521 18,414 52,939 54,353 Convertible senior notes — 2,332 — 6,975 Asset-specific financings — 862 — 2,424 Total Interest Expense 36,639 46,772 118,519 137,564 Net interest income 7,658 19,915 28,312 64,668 Other income (loss): Revenue from real estate owned operations 3,792 1,056 6,045 1,518 (Provision for) Benefit from credit losses (27,911) (31,008) (164,219) (83,236) Gain (loss) on extinguishment of debt — — (786) 238 Fee income — 81 — 81 Total other (loss) (24,119) (29,871) (158,960) (81,399) Expenses: Compensation and benefits 5,375 5,044 16,083 17,165 Servicing expenses 1,197 1,331 3,971 4,029 Expenses from real estate owned operations 4,827 2,233 8,822 3,897 Other operating expenses 3,166 2,358 8,695 7,809 Total expenses 14,565 10,966 37,571 32,900 (Loss) income before income taxes (31,026) (20,922) (168,219) (49,631) (Benefit from) provision for income taxes (2) 15 (4) 94 Net (loss) income (31,024) (20,937) (168,215) (49,725) Dividends on preferred stock 3,600 3,600 10,800 10,850 Net (loss) income attributable to common stockholders $ (34,624) $ (24,537) $ (179,015) $ (60,575) Basic (loss) earnings per weighted average common share $ (0.69) $ (0.48) $ (3.53) $ (1.17) Diluted (loss) earnings per weighted average common share $ (0.69) $ (0.48) $ (3.53) $ (1.117) Dividends declared per common share $ 0.05 $ 0.20 $ 0.25 $ 0.60 Weighted average number of shares of common stock outstanding: Basic 50,526,492 51,577,143 50,736,066 51,805,265 Diluted 50,526,492 51,577,143 50,736,066 51,805,265 Net (loss) income attributable to common stockholders $ (34,624) $ (24,537) $ (179,015) $ (60,575) Comprehensive (loss) income $ (34,624) $ (24,537) $ (179,015) $ (60,575)

Reconciliation of GAAP Net (Loss) Income to Distributable (Loss) Earnings* 21 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q4 2023 Q1 2024 Q2 2024 Q3 2024 GAAP Net (Loss) Income* $(17.1) $(77.7) $(66.7) $(34.6) Adjustments: Provision (Benefit from) for Credit Losses $21.6 $75.6 $60.8 $27.9 Non-Cash Equity Compensation $1.1 $2.2 $1.5 $2.5 Depreciation and Amortization on Real Estate Owned $1.4 $1.3 $1.2 $1.9 Loss on Extinguishment of Debt $— $— $0.8 $— Distributable (Loss) Earnings* before loan write-offs, sales, REO conversions and recoveries $7.0 $1.3 $(2.5) $(2.2) Loan Write-offs, Sales and REO Conversions $(33.3) $— $(6.6) $(44.6) Recoveries of Previous Write-offs $— $— $— $8.8 Distributable (Loss) Earnings* $(26.4) $1.3 $(9.1) $(38.0) Basic Wtd. Avg. Common Shares 51,156,015 50,744,532 50,939,476 50,526,492 Diluted Wtd. Avg. Common Shares 51,156,015 50,744,532 50,939,476 50,526,492 Distributable Earnings (Loss)* Per basic share before loan write-offs, sales and REO conversions $0.14 $0.03 $(0.05) $(0.04) Distributable (Loss) Earnings* Per basic share $(0.52) $0.03 $(0.18) $(0.75) * See definition in this appendix. Due to rounding, figures may not result in the totals presented.

($ in thousands) At 12/31/23 At 3/31/24 At 6/30/24 At 9/30/24 ASSETS Loans Held-for-Investment $2,718,486 $2,702,684 $2,616,884 $2,340,332 Allowance for credit losses $(134,661) $(210,145) $(264,140) $(256,770) Carrying Value $2,583,825 $2,492,539 $2,352,744 $2,083,562 LIABILITIES Other liabilities impact* $2,456 $2,524 $2,719 $2,239 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(137,117) $(212,669) $(266,859) $(259,009) Financial Statements Impact of CECL Reserves 22 • Total allowance for credit losses of $259.0 million, of which $2.2 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q3 2024 Change in allowance for credit losses: Loans held-for-investments $7,370 Other liabilities* $480 Total change in allowance for credit losses $7,850 * Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2023, and for all subsequent reporting periods ending on or after December 31, 2023, we have elected to present Distributable (Loss) Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable (Loss) Earnings is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable (Loss) Earnings is considered a key indicator of our ability to generate sufficient income to pay dividends on our common stock, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable (Loss) Earnings on a supplemental basis to our Net (Loss) Income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall operating performance of our business. ▪ For reporting purposes, we define Distributable (Loss) Earnings as Net (Loss) income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in Net (Loss) Income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in Net (Loss) Income for such period); and (iv) certain non-cash items and one-time expenses. Distributable (Loss) Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable (Loss) Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable (Loss) Earnings 23

▪ While Distributable (Loss) Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable (Loss) Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but nonrecoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable (Loss) Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended September 30, 2024, we recorded provision for credit losses of $(27.9) million, which has been excluded from Distributable (Loss) Earnings, consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable (Loss) Earnings referenced on slide 21. During the three months ended September 30, 2024, we recorded $(1.9) million, in depreciation and amortization on REO and related intangibles, which has been excluded from Distributable (Loss) Earnings consistent with other unrealized gains (losses) and other non- cash items pursuant to our existing policy for reporting Distributable (Loss) Earnings referenced on slide 21. ▪ Distributable (Loss) Earnings does not represent Net (Loss) Income or cash flow from operating activities and should not be considered as an alternative to GAAP Net (Loss) Income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable (Loss) Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable (Loss) Earnings may not be comparable to the Distributable (Loss) Earnings reported by other companies. ▪ We believe it is useful to our stockholders to present Distributable (Loss) Earnings before realized losses to reflect our run-rate operating results as (i) our operating results are mainly comprised of net interest income earned on our loan investments net of our operating expenses, which comprise our ongoing operations, (ii) it helps our stockholders in assessing the overall run-rate operating performance of our business, and (iii) it has been a useful reference related to our common dividend as it is one of the factors we and our Board of Directors consider when declaring the dividend. We believe that our stockholders use Distributable (Loss) Earnings and Distributable (Loss) Earnings before realized losses, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Distributable (Loss) Earnings (cont’d) 24

Other Definitions 25 Realized Loan Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of realized loan portfolio yield are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Net (Loss) Income Attributable to Common Stockholders ▪ GAAP Net (Loss) Income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Initial LTV at Origination ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Stabilized LTV at Origination ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Non—MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities and secured credit facility, less cash, divided by total stockholders’ equity.

Other Definitions (cont’d) 26 REO ▪ Real estate owned. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans. Total Leverage ▪ Borrowings outstanding on repurchase facilities, secured credit facility and CLO’s, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 27 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 UBS Doug Harter (212) 882-0080 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.